                                                                                                           Exhibit 99

                                       Certification of Chief Financial Officer
                              Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                                    Section 906 of the Sarbanes-Oxley Act of 2002

   I, Lisa A. Payne, Chief Financial Officer of Taubman Centers,  Inc. (the  "Registrant"),  certify that based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"):

         (i)      The Report fully complies with the  requirements of Section 13(a) or Section 15(d) of the Securities
                  Exchange Act of 1934, as amended; and

         (ii)     The information  contained in the Report fairly presents,  in all material  respects,  the financial condition and results of operations of the Registrant.

/s/  Lisa A. Payne                                                              Date:   November  12, 2002
----------------------------------------------------
Lisa A. Payne
Executive Vice President, Chief Financial Officer
and Administrative Officer